STOCK PURCHASE AGREEMENT

ACQUISITION BY FORCE FUELS, INC.

OF

100% OF THE ISSUED AND OUTSTANDING STOCK

OF

CAFÉ SERENDIPITY

May 6, 2014

STOCK PURCHASE AGREEMENT

I

PARTIES

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is entered into effective as of the 6th  day of May, 2014 (the “Effective Date”), by and between those persons identified on Exhibit I, attached hereto and incorporated herein by reference (individual, each a “Seller”, and collectively, the “Sellers”), as the selling shareholders of CAFÉ SERENDIPITY, a Nevada corporation (the “Corporation”); and, FORCE FUELS, INC., a Nevada corporation (the “Buyer”). Buyer and Sellers are sometimes referred to collectively herein as the “Parties”, and each individually as a “Party”.

II

RECITALS

A.

Sellers own one hundred percent (100%) of the duly authorized, validly issued, and currently outstanding common capital stock of the Corporation (the “Purchased Stock”).

B.

Sellers desire to sell the Purchased Stock to Buyer, and Buyer desires to purchase the Purchased Stock from Sellers pursuant to the terms, covenants, and conditions contained herein.

C.

As further outlined below, unless specifically provided to the contrary, the purchase of the Purchased Stock by Buyer from Sellers shall entitle Buyer to acquire (through its acquisition of the Purchased Stock) all assets currently held by the Corporation (the “Assets”).

D.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

III

SALE AND TRANSFER OF THE PURCHASED STOCK

3.1

Purchase and Sale. On the closing date specified in Section 8.1 herein (the “Closing”), each of the Sellers shall sell, transfer, convey, and deliver to Buyer, and Buyer shall purchase from Sellers, the Purchased Stock, pursuant to this Agreement.

3.2

Purchase Consideration.

3.2.1.

Buyer Stock. Consideration for the Purchased Stock shall be in the form of a total of thirty million (30,000,000) shares of Buyer’s common capital stock, $.001 par value (the “Buyer Stock”).

3.2.2.

Allocation. The Buyer Stock shall be allocated to the Sellers as provided for in Exhibit 3.2.2., attached here to and incorporated herein by reference.

3.2.3.

Delivery of Buyer Certs. The stock certificates representing the Buyer Stock (the “Buyer Certs”) shall be delivered to each respective Seller as soon as practicable after the Closing.

3.3

Seller Certs. At the Closing, each Seller shall deliver to Buyer the share certificates representing ownership of Purchase Stock by each respective Seller, duly endorsed for transfer, free and clear of all liens and encumbrances (the “Seller Certs”).

IV

ASSETS AND LIABILITIES

4.1

Assets. Sellers shall retain no right to any of the Assets.

4.2

Liabilities. Any and all liabilities and obligations of Corporation shall remain liabilities and obligations of Corporation, with neither Buyer nor Sellers assuming any such items.

V

DUE DILIGENCE

5.1

By Sellers. Each Seller hereby confirms that it has conducted its own due diligence review of Corporation, including though not limited to (i) Corporation’s financial statements (audited and unaudited) contained in Corporation’s filings with the Securities and Exchange Commission (the “Commission”); and, (ii) all other filings made by Corporation with the Commission. Seller are fully aware of the status and financial position of Corporation as of the Effective Date.

5.2

By Buyer. Buyer hereby confirms that it has undertaken a thorough due diligence review of the business prospects of Corporation. Buyer is aware that Corporation is a start-up venture with little operating history and no appreciable revenue from operations. Buyer has been given the opportunity to obtain any information regarding Corporation which it has reasonably requested from Seller, and Buyer confirms it has been furnished all such information so requested.

VI

REPRESENTATIONS AND WARRANTIES BY SELLERS

Each Seller hereby jointly and severally represents and warrants to Buyer as follows:

6.1

Generally. Each Seller represents and warrants to Buyer that the statements contained in this Article VI are correct and complete as of the Effective Date and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article VI), except as expressly set forth to the contrary herein.

6.2

Organization. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Corporation has no subsidiaries.

6.2

Authorization. The Corporation has the requisite corporate power and authority and all requisite licenses, permits, and franchises necessary to own and operate its properties and to carry on its business as now being conducted.

6.3

Outstanding Stock. All of the Purchased Shares are validly issued and outstanding, fully paid, and nonassessable. No shares of the Purchased Stock have been issued in violation of any preemptive rights or any federal or state securities laws. There are no outstanding subscriptions, options, warrants, calls, commitments, or agreements to which the Corporation or any Seller is a party or by which it is bound relating to its authorized or issued capital stock.

6.4

Title to the Purchased Stock. The Purchased Stock is owned beneficially and of record by Seller.  Seller has full right and title to the Stock, free and clear of any lien or encumbrance whatsoever, and full and unrestricted right and power to sell and deliver the Stock pursuant to the provisions of this Agreement without obtaining the consent or approval of any other person.

6.5

Title to the Assets. The Corporation has good and marketable title to all of the Assets, free and clear of all liens, mortgages, conditional sale and other title retention agreements, pledges, assessments, tax liens, and other encumbrances of any nature.

6.6

Condition of the Assets. The Assets are in good operating condition and repair, constitute all of the assets used in the conduct of the business of the Business, and are sufficient for the proper operation of the ordinary course of business of the Corporation.

6.7

Effect of Agreement. As of the Closing, the consummation by Seller of the transactions herein contemplated, including the execution, delivery, and consummation of this Agreement, will not:

(a)

Violate any judgment, statute, law, code, act, order, writ, rule, ordinance, regulation, governmental consent or governmental requirement, or determination or decree of any arbitrator, court, or other governmental agency or administrative body, which now or at any time hereafter may be applicable to and enforceable against the relevant party, work, or activity in question or any part thereof (collectively, “Requirement of Law”) applicable to or binding upon any of the Seller; or

(b)

Violate any material agreement, contract, mortgage, indenture, bond, bill, note, or other material instrument or writing binding upon any of the Sellers or to which any Seller is subject.

6.8

Litigation. There is no claim, legal action, suit, arbitration, investigation or hearing, notice of claims or other legal, administrative or governmental proceedings pending or to the best knowledge of Sellers, threatened against Seller, the Corporation, or any of the Assets (or in which any Seller or the Corporation is plaintiff or otherwise a party thereto), and, to the best knowledge of Seller, there are no facts existing which might result in any such claim, action, suit, arbitration, investigation, hearing, notice of claim or other legal, administrative or governmental proceeding.  Neither Sellers nor the Corporation have waived any statute of limitations or other affirmative defense with respect to any of its liabilities. There is no continuing order, injunction, or decree of any court, arbitrator, or governmental or administrative authority to which any Seller or the Corporation is a party or to which it or any of the Assets is subject. Neither Sellers nor the Corporation have been permanently or temporarily enjoined or barred by order, judgment or decree of any court or other tribunal or any agency or regulatory body from engaging in or continuing any conduct related to the Purchased Stock or the Corporation.

6.9

Other Arrangements.  None of the Sellers or the Corporation is a party to any contract, commitment, or agreement, and none of the Assets subject to, or bound or affected by, any order, judgment, decree, law, statute, ordinance, rule, regulation, or other restriction of any kind or character which would, individually or in the aggregate, materially adversely affect the Corporation, the Purchased Stock, or any of the Assets. No Seller is a party or subject to any agreement, contract, or other obligation which would require the making of any payment to any other person as a result of the consummation of the transactions contemplated herein.

6.10

Information Concerning Buyer and the Purchased Stock. Each Seller hereby confirms and acknowledges that it understands and is aware as follows:

(a)

Buyer’s financial and business history and Buyer’s current business and financial condition.

(b)

Its receipt of the Purchased Stock involves various risks.

(c)

No federal or state agency has passed upon the Purchased Stock or made any finding or determination concerning the fairness or advisability of this transaction.

(d)

The shares of Purchased Stock are “restricted securities” under applicable federal securities laws and that the Securities Act of 1933 (the “Securities Act”) and the rules of the Commission provide in substance that each Seller may dispose of the Purchased Stock only pursuant to an effective registration statement under the Securities Act or an exemption therefrom.

(e)

Buyer has no obligation or intention to register any shares of the Purchased Stock, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder).

(f)

Buyer is not current in its filings with the Commission.

6.11

Accredited Investor Status. Sellers hereby confirm the following as true and correct:

(a)

The Sellers, as a group, are “accredited investors” as defined in Rule 501(a) under Regulation D of the Securities Act. Sellers agree to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with its receipt of Purchased Stock.

(b)

Sellers have such knowledge, skill, and experience in business, financial, and investment matters so that it is capable of evaluating the merits and risks of an investment in the Purchased Stock. To the extent necessary, Sellers have retained, at their own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and owning the Purchased Shares.

6.12

Independence of Sellers. As of the Closing the Sellers will be purchasing the Purchased Stock based upon their own independent investigation and evaluation of the Buyer and its prospects, and the covenants, representations, and warranties of Buyer set forth herein. Sellers are expressly not relying on any oral representations made by Buyer or any of its agents.

6.13

Disclosure. No representation or warranty made by any Seller in this Agreement or in any writing furnished or to be furnished pursuant to or in connection with this Agreement knowingly contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements herein or therein contained not misleading. Seller has disclosed to Buyer all material information known to it related to Seller, the Purchased Stock, and the Corporation.

VII

REPRESENTATIONS AND WARRANTIES BY BUYER

Buyer hereby represents and warrants to Seller as follows:

7.1

Generally. Buyer represents and warrants to Sellers that the statements contained in this Article VII are correct and complete as of the Effective Date and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article VI), except as expressly set forth to the contrary herein.

7.2

Organization. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Corporation has no subsidiaries.

7.3

Execution and Performance of Agreement. Buyer has the requisite right, corporate power, authority, and capacity to enter into, execute, deliver, perform, and carry out the terms and conditions of this Agreement and each of the other instruments and agreements to be executed and delivered by Buyer in connection with this Agreement, as well as all transactions contemplated hereunder. All requisite corporate proceedings have been taken and Buyer has obtained all approvals, consents, and authorizations necessary to authorize the execution, delivery, and performance by Buyer of this Agreement, and each of the Transaction Documents to which it is a party. This Agreement has been duly and validly executed and delivered by Buyer and constitutes the valid, binding, and enforceable obligation of Buyer, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditor's rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law.

7.4

Effect of Agreement. As of the Closing, the consummation by Buyer of the transactions herein contemplated, including the execution, delivery and consummation of this Agreement, will not:

(a)

Violate any Requirement of Law applicable to or binding upon Buyer or any of the Assets;

(b)

Violate (i) the terms of the Articles of Incorporation or Bylaws of Buyer; or, (ii) any material agreement, contract, mortgage, indenture, bond, bill, note, or other material instrument or writing binding upon Buyer or to which Buyer is subject; or

(c)

Result in the breach of, constitute a default under, constitute an event which with notice or lapse of time, or both, would become a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the Assets or other properties of Buyer under any agreement, commitment, contract (written or oral) or other instrument to which Buyer is a party, or by which the Assets or other properties of Buyer are bound or affected.

7.5

Buyer Stock.

(a)

Buyer has duly authorized the issuance of the Buyer Stock upon the terms of their offer by all requisite corporate action, and Buyer has reserved for issuance such number of shares.

(b)

The Buyer Stock, when issued hereunder, will represent validly authorized, duly issued, and fully paid and nonassessable shares of Buyer, and the issuance thereof will not conflict with the Articles of Incorporation or Bylaws of Buyer or with any outstanding warrant, option, call, preemptive right, or commitment of any type relating to Buyer’s capital stock.

7.6

Independence of Buyer. As of the Closing Buyer will be purchasing the Purchased Stock based upon its own independent investigation and evaluation of the Corporation and its prospects, and the covenants, representations, and warranties of Seller set forth herein. Buyer is expressly not relying on any oral representations made by any Seller or any of its agents.

7.7

Disclosure. No representation or warranty made by Buyer in this Agreement or in any writing furnished or to be furnished pursuant to or in connection with this Agreement knowingly contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements herein or therein contained not misleading. Buyer has disclosed to Seller all material information known to it related to Buyer and the Buyer Stock.

VIII

CLOSING DATE AND TRANSFER DATE

8.1

Closing Date. The closing of the transactions contemplated under this Agreement (the “Closing”) and the transfer of (i) the Purchased Stock by Sellers to Buyer; and, (ii) the Buyer Stock by Buyer to Sellers, shall have taken place on that day and time and at such place as the Parties may agree. The date on which the Closing occurs is also referred to herein as the “Closing Date”.

8.2

Obligations of Sellers. At the Closing, Sellers shall deliver or cause to be delivered to Buyer share certificates representing the Purchased Stock, duly endorsed for transfer, free and clear of all liens and encumbrances, dated as of the Closing.

8.3

Obligations of Buyer.  At the Closing, Buyer shall deliver or cause to be delivered to Seller proof that it has contacted the transfer agent for Buyer to arrange for the issuance of the Buyer Stock.

IX

ADDITIONAL OBLIGATIONS AND AGREEMENTS

9.1

Survival of Representations. All of the covenants, agreements, representations, and warranties made by each party in this Agreement, or pursuant hereto or in connection with the transactions contemplated hereby, shall survive the Closing for a period of three (3) years.

9.2

Brokers. Each Party represents and warrants that no broker or finder has acted for it in connection with this Agreement or the transactions contemplated hereby and that no broker or finder is entitled to any brokerage or finder’s fee or other commission. Each party agrees to indemnify and hold harmless the other Parties hereto with respect to any claim for any brokerage or finder’s fee or other commission.

9.3

Expenses. Each Party shall pay their own costs and expenses of attorneys’ fees, and any and all other costs and expenses arising from the performance of this Agreement and the transactions described in this Agreement shall be borne by the Party incurring said expense.

9.4

Books and Records. Sellers shall deliver, at Closing or as soon as possible after Closing, all books and records of relating to the Corporation.

X

ADDITIONAL PROVISIONS

10.1

Executed Counterparts. This Agreement may be executed in any number of counterparts, all of which when taken together shall be considered one and the same agreement, it being understood that all Parties need not sign the same counterpart. In the event that any signature is delivered by Fax or by E-Mail, such signature shall create a valid and binding obligation of that Party (or on whose behalf such signature is executed) with the same force and effect as an original thereof. Any photographic, photocopy, or similar reproduction copy of this Agreement, with all signatures reproduced on one or more sets of signature pages, shall be considered for all purposes as if it were an executed counterpart of this Agreement.

10.2

Entire Agreement. This Agreement, and all references, documents, or instruments referred to herein, contains the entire agreement and understanding of the Parties in respect to the subject matter contained herein. The Parties have expressly not relied upon any promises, representations, warranties, agreements, covenants, or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes (i) any and all prior written or oral agreements, understandings, and negotiations between the Parties with respect to the subject matter contained herein; and, (ii) any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

10.3

Severability. Each and every provision of this Agreement is severable and independent of any other term or provision of this Agreement. If any term or provision hereof is held void or invalid for any reason by a court of competent jurisdiction, such invalidity shall not affect the remainder of this Agreement.

10.4

Governing Law. This Agreement shall be governed by the laws of the State of California, without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. If any court action is necessary to enforce the terms and conditions of this Agreement, the Parties hereby agree that the Superior Court of California, County of Orange, shall be the sole jurisdiction and venue for the bringing of such action.

10.5

Enforcement. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity. The remedies of the Parties under this Agreement are cumulative and shall not exclude any other remedies to which any person may be lawfully entitled.

10.6

Waiver. No failure by any Party to insist on the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy on a breach shall constitute a waiver of any such breach or of any other covenant, duty, agreement, or condition.

10.7

Recovery of Fees by Prevailing Party. In the event of any legal action (including arbitration) to enforce or interpret the provisions of this Agreement, the non-prevailing Party shall pay the reasonable attorneys’ fees and other costs and expenses including expert witness fees of the prevailing Party in such amount as the court shall determine. In addition, such non-prevailing Party shall pay reasonable attorneys’ fees incurred by the prevailing Party in enforcing, or on appeal from, a judgment in favor of the prevailing Party. The preceding sentence is intended by the Parties to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment.

10.8

Recitals. The facts recited in Article II, above, are hereby conclusively presumed to be true as between and affecting the Parties.

10.9

Amendment. This Agreement may be amended or modified only by a writing signed by all Parties.

10.10

Successors and Assigns. Except as expressly provided in this Agreement, each and all of the covenants, terms, provisions, conditions, and agreements herein contained shall be binding upon and shall inure to the benefit of the successors and assigns of the Parties.

10.11

Assignability. This Agreement is not assignable by either Party without the expressed written consent of all Parties.

10.12

No Third Party Beneficiaries. This Agreement has been entered into solely by and between the Parties and solely for their benefit. There is no intent by either Party to create or establish a third party beneficiary to this Agreement, and no such third party shall have any right to enforce any right, claim, or cause of action created or established under this Agreement.

10.13

Time. All Parties agree that time is of the essence as to this Agreement.

10.14

Provision Not Construed Against Party Drafting Agreement. This Agreement is the result of negotiations by and between the Parties, and each Party has had the opportunity to be represented by independent legal counsel of its choice. This Agreement is the product of the work and efforts of all Parties, and shall be deemed to have been drafted by all Parties. In the event of a dispute, no Party shall be entitled to claim that any provision should be construed against any other Party by reason of the fact that it was drafted by one particular Party.

10.15

Agreement Provisions, Exhibits, and Schedules. When a reference is made in this Agreement to an Article, Section, Subsection, Exhibit, or Schedule, such reference shall be to said item of this Agreement unless otherwise indicated. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof as if set out in full herein.

10.16

Consents, Approvals, and Discretion. Except as herein expressly provided to the contrary, whenever this Agreement requires consent or approval to be given by a Party, or a Party must or may exercise discretion, the Parties agree that such consent or approval shall not be unreasonably withheld, conditioned, or delayed, and such discretion shall be reasonably exercised.  Except as otherwise provided herein, if no response to a consent or request for approval is provided within ten (10) days from the receipt of the request, then the consent or approval shall be presumed to have been given.

10.17

Further Assurances. Each Party agrees (i) to furnish upon request to each other Party such further information; (ii) to execute and deliver to each other Party such other documents; and, (iii) to do such other acts and things, all as another Party may reasonably request for the purpose of carrying out the intent of this Agreement and the transactions envisioned hereunder. However, this provision shall not require that any additional representations or warranties be made and no Party shall be required to incur any material expense or potential exposure to legal liability pursuant to this Section 10.17.

10.18

Notices.

10.18.1.

Method and Delivery. All notices, requests and demands hereunder shall be in writing and delivered by hand, by Electronic Transmission, by mail, or by recognized commercial over-night delivery service (such as Federal Express or UPS), and shall be deemed given (a) if by hand delivery, upon such delivery; (b) if by Electronic Transmission, upon telephone confirmation of receipt of same; (c) if by mail, forty-eight (48) hours after deposit in the United States mail, first class, registered or certified mail, postage prepaid; or, (d) if by recognized commercial over-night delivery service, upon such delivery.

10.18.2.

Consent to Electronic Transmission. Each Party hereby expressly consents to the use of Electronic Transmission for communications and notices under this Agreement. For purposes of this Agreement, “Electronic Transmission” means a communication (i) delivered by Fax or E-Mail when directed to the Fax number or E-Mail address, respectively, for that recipient on record with the sending Party; and, (ii) that creates a record that is capable of retention, retrieval, and review, and that may thereafter be rendered into clearly legible tangible form.

10.18.3.

Address Changes. Any party may alter the Fax number, E-Mail address, physical address, or postage address to which communications or copies are to be sent by giving notice of such change of address to the other Parties in accordance with the provisions of this Section 10.18.

10.19

Disputes. The Parties agree to cooperate and meet in order to resolve any disputes or controversies arising under this Agreement. Should they be unable to do so, then either may elect arbitration under the rules of the American Arbitration Association, and both Parties are obligated to proceed thereunder. Arbitration shall proceed in Orange County, and the Parties agree to be bound by the arbitrator’s award, which may be filed in the Superior Court of California, County of Orange. The Parties consent to the jurisdiction of California Courts for enforcement of this determination by arbitration. In any arbitration proceeding conducted pursuant to the provisions of this Section, both Parties shall have the right to conduct discovery, to call witnesses and to cross-examine the opposing Party’s witnesses, either through legal counsel, expert witnesses or both, and the provisions of the California Code of Civil Procedure (Right to Discovery; Procedure and Enforcement) are hereby incorporated into this Agreement by this reference and made a part hereof. EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTER CLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH OR THE ADMINISTRATION THEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

10.20

Best Efforts. Each Party shall cooperate in good faith with the other Parties generally, and in particular, the Parties shall use and exercise their best efforts, taking all reasonable, ordinary and necessary measures to ensure an orderly and smooth relationship under this Agreement, and further agree to work together and negotiate in good faith to resolve any differences or problems which may arise in the future. However, the obligations under this Section 10.20 shall not include any obligation to incur substantial expense or liability.

10.21

Definitional Provisions. For purposes of this Agreement, (i) those words, names, or terms which are specifically defined herein shall have the meaning specifically ascribed to them; (ii) wherever from the context it appears appropriate, each term stated either in the singular or plural shall include the singular and plural; (iii) wherever from the context it appears appropriate, the masculine, feminine, or neuter gender, shall each include the others; (iv) the words “hereof”, “herein”, “hereunder”, and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement; (v) all references to “Dollars” or “$” shall be construed as being United States Dollars; (vi) the term “including” is not limiting and means “including without limitation”; and, (vii) all references to all statutes, statutory provisions, regulations, or similar administrative provisions shall be construed as a reference to such statute, statutory provision, regulation, or similar administrative provision as in force at the date of this Agreement and as may be subsequently amended.

XI

EXECUTION

IN WITNESS WHEREOF, this STOCK PURCHASE AGREEMENT has been duly executed by the Parties in Orange County, California, and shall be effective as of and on the Effective Date set forth in Article I of this Agreement. Each of the undersigned Parties hereby represents and warrants that it (i) has the requisite power and authority to enter into and carry out the terms and conditions of this Agreement, as well as all transactions contemplated hereunder; and, (ii) it is duly authorized and empowered to execute and deliver this Agreement.

SELLERS:

BUYER:

CAFÉ SERENDIPITY

FORCE FUELS, INC.,

a Nevada corporation

a Nevada corporation

BY: __________________________ NAME: _______________________ TITLE: _______________________ DATED: ______________________	BY: __________________________ NAME: _______________________ TITLE: _______________________ DATED: ______________________

EXHIBIT I

SELLERS

1.

Name:

_______________________________

If an Entity:

Type of Entity:

_______________________

State of Formation:

_______________________

EIN:

_______________________

If an Individual:

State of Residence:

_______________________

SSN:

_______________________

2.

Address:

_______________________________

_______________________________

_______________________________

3.

E-Mail:

_______________________________

4.

Phone:

_______________________________

5.

Fax:

_______________________________

1.

Name:

_______________________________

If an Entity:

Type of Entity:

_______________________

State of Formation:

_______________________

EIN:

_______________________

If an Individual:

State of Residence:

_______________________

SSN:

_______________________

2.

Address:

_______________________________

_______________________________

_______________________________

3.

E-Mail:

_______________________________

4.

Phone:

_______________________________

5.

Fax:

_______________________________

EXHIBIT 3.2.2.

ALLOCATION OF THE BUYER STOCK